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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                           Date of Report: December 21, 2007

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-29217                 87-0412110
      -----------------            ------------               ----------
       (State or other             (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


                  16106 Hart Street, Van Nuys, California 91406
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by uWink, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 17, 2007, the Company entered into a definitive lease agreement with CIM/H&H Retail, L.P. to open a new restaurant location at the Hollywood & Highland Center in Hollywood, California. In addition, the Company has signed a definitive agreement with H&H Restaurant, LLC to purchase certain assets of the restaurant that had formerly occupied the space to be taken by uWink. This transaction remains subject to the satisfaction of customary closing conditions, including the issuance of a building permit. Assuming prompt closing of the transaction, the new uWink restaurant is expected to open in April 2008.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On December 4, 2007, the Company terminated its definitive lease agreement with PASSCO Companies, LLC et al., relating to the opening of a new restaurant location at the Promenade at Howard Hughes Center in Los Angeles, California. The termination was as a result of certain permitting delays relating to the Center's conditional use permit that prevented the opening of the restaurant within the timelines provided for in the definitive lease agreement. Moreover, the Company has, at present, determined not to pursue a renegotiation of the terms of this lease because the Company intends to focus on less capital intensive real estate opportunities as it executes on the growth plan for its uWink branded restaurants.

The Company incurred no termination penalties.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 21, 2007                        uWink, Inc.
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                                                By:  /s/ Peter F. Wilkniss
                                                     -----------------------
                                                     Peter F. Wilkniss
                                                     Chief Financial Officer


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